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Form BCA-2.10               ARTICLES OF INCORPORATION
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(ILLEGIBLE 1991)

George H. Ryan                                             SUBMIT IN DUPLICATE
Secretary of State                 FILED                 ----------------------
Department of Business           SEP 21 1994              This space for use by
  Services                                                  Secretary of State
Springfield, IL  62756         GEORGE H. RYAN             Date   9-21-94
-------------------------    SECRETARY OF STATE           Franchise Tax $ 25
Payment must be made by                                   Filing Fee    $ 70
certified check, cashier's                                              ----
check, Illinois attorney's                                Approved:      100
check, Illinois C.P.A's
check or money order,
payable to Secretary of
State.
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1.  CORPORATE NAME:  United Homes, Inc. /s/ (ILLEGIBLE)           PAID
                     -----------------------------------------------------------
                                                             SEP 21 1994
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(The corporate name must contain the word "corporation," "company,"
"incorporated," "limited" or an abbreviation thereof.)
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2.  Initial Registered Agent:     Michael                   Havlik
                               ------------------------------------------------
                               FIRST NAME      MIDDLE INITIAL       LAST NAME

    Initial Registered Office: 2100 Golf Road, Suite 110
                               ------------------------------------------------
                               NUMBER            STREET             SUITE #

                               Rolling Meadows        60008           Cook
                               ------------------------------------------------
                                  CITY               ZIP CODE        COUNTY
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3.  Purpose or purposes for which the corporation is organized:
    (if not sufficient space to cover this point, add one or more sheets of this size.)

    To transact any and all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act.




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4.  Paragraph 1:  Authorized Shares, Issued Shares and Consideration Received:

           Par Value  Number of Shares   Number of Shares   Consideration to be
    Class  per Share    Authorized     Proposed to be Issued  Received Therefor

    ---------------------------------------------------------------------------
    Common   $0.01        1,000,000             1,000             $1,000.00
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    ---------------------------------------------------------------------------
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    Paragraph 2:  The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
    (if not sufficient space to cover this point, add one or more sheets of this size.)


                                        (over)

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5.  OPTIONAL: (a)  Number of directors constituting the initial board of directors of the corporation ________________________

              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                   Name                          Residential Address
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
                   ------------------------------------------------------------
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6.  OPTIONAL: (a)  It is estimated that the value of all
                   property to be owned by the corporation
                   for the following year wherever located
                   will be:                                   $
                                                                ---------------
              (b)  It is estimated that the value of the
                   property to be located within the State
                   of Illinois during the following year
                   will be:                                   $
                                                                ---------------
              (c)  It is estimated that the gross amount
                   of business that will be transacted by
                   the corporation during the following
                   year will be:                              $
                                                                ---------------
              (d)  It is estimated that the gross amount
                   of business that will be transacted from
                   places of business in the State of
                   Illinois during the following year will
                   be:                                        $
                                                                ---------------
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7.  OPTIONAL: OTHER PROVISIONS    *SEE ATTACHMENT*
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.
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8.                 NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

    The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated  20 September _____ , 1994


              Signature and Name                           Address

   1. /s/ Laura Brady                            1.   444 N. Michigan Ave.
    -----------------------------------            ----------------------------
      SIGNATURE                                     STREET

     Laura Brady                                    Chicago,     IL      60611
    -----------------------------------            ----------------------------
      (TYPE OR PRINT NAME)                          CITY/TOWN  STATE   ZIP CODE
   2.                                            2.
    -----------------------------------            ----------------------------
      SIGNATURE                                     STREET

    -----------------------------------            ----------------------------
      (TYPE OR PRINT NAME)                          CITY/TOWN  STATE   ZIP CODE
   3.                                            3.
    -----------------------------------            ----------------------------
      SIGNATURE                                     STREET

    -----------------------------------            ----------------------------
      (TYPE OR PRINT NAME)                          CITY/TOWN  STATE   ZIP CODE

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him and attested by its secretary or assistant secretary.
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                                     FEE SCHEDULE

- The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

-   The filing fee is $75.

-   The minimum total due (franchise tax + filing fee) is $100.
    (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

- The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

    Illinois Secretary of State        Springfield, IL  62756
    Department of Business Services    Telephone (217) 782-9522
                                           (ILLEGIBLE)


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                                      ATTACHMENT

                         BCA - 2.10 Articles of Incorporation
                                  United Homes, Inc.

                                #7.  Other Provisions

The personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director of the corporation shall be eliminated except a director shall continue to be liable, to the extent provided under applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.